                                  UNITED STATE
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-21884
                                                     ---------

                  Oppenheimer Rochester Virginia Municipal Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: March 31
                                                 --------

                      Date of reporting period: 12/30/2011
                                                ----------

ITEM  1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
    Amount                                                                     Coupon   Maturity       Value
---------------                                                                ------   ---------   -----------
Municipal Bonds and Notes--112.8%
Virginia--53.1%
$        15,000  Alexandria, VA IDA (Alexandria Hospital)                       5.500%  07/01/2014  $    15,062
         50,000  Alexandria, VA IDA Pollution Control (Potomac Electric
                 Power Company)                                                 5.375   02/15/2024       50,071
        240,000  Alexandria, VA IDA Pollution Control (Potomac Electric
                 Power Company)                                                 5.375   02/15/2024      240,341
          5,000  Broadway, VA IDA (Bridgewater College)                         5.375   04/01/2033        5,025
        265,000  Buena Vista, VA Public Recreational Facilities Authority
                 (Golf Course)                                                  5.500   07/15/2035      210,484
      2,400,000  Celebrate, VA North Community Devel. Authority Special
                 Assessment                                                     6.750   03/01/2034    1,623,552
         20,000  Chesapeake, VA Toll Road (Expressway)                          5.625   07/15/2032       20,007
        720,000  Chesterfield County, VA Health Center (Lucy Corr Village)      6.250   12/01/2038      673,020
         25,000  Chesterfield, VA IDA (Winchester Greens)                       5.400   01/01/2031       25,019
        255,000  Dulles, VA Town Center CDA (Dulles Town Center)                6.250   03/01/2026      255,089
         55,000  Fairfax County, VA EDA (National Wildlife Federation)          5.375   09/01/2029       55,163
        115,000  Fairfax County, VA EDA Senior Living (Lewinsville
                 Retirement Residence)                                          5.250   03/01/2032       96,912
         20,000  Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)    5.500   05/15/2029       20,785
         25,000  Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)    5.500   05/15/2035       27,083
     11,025,000  Fairfax County, VA IDA (IHS/IHSS/IAHSC/LHC Obligated Group)(1) 5.500   05/15/2035   11,943,468
         25,000  Fairfax County, VA Redevel. & Hsg. Authority (Grand View
                 Apartments)                                                    5.450   08/01/2025       25,018
         25,000  Fairfax County, VA Redevel. & Hsg. Authority (Herndon
                 Harbor House)                                                  5.875   08/01/2027       25,022
         10,000  Fairfax County, VA Redevel. & Hsg. Authority (Herndon
                 Harbor II)                                                     5.500   05/01/2029       10,005
      1,300,000  Farms New Kent, VA Community Devel. Authority Special
                 Assessment                                                     5.125   03/01/2036      789,841
      1,220,000  Farms New Kent, VA Community Devel. Authority Special
                 Assessment                                                     5.450   03/01/2036      740,747
      1,250,000  Farms New Kent, VA Community Devel. Authority Special
                 Assessment                                                     5.800   03/01/2036      758,538
      1,000,000  Halifax County, VA IDA (Old Dominion Electric Cooperative)     5.625   06/01/2028    1,026,800
        125,000  James City County, VA IDA (Anheuser-Busch Companies)           6.000   04/01/2032      125,081
        100,000  Lancaster County, VA IDA (Rappahannock Westminster
                 Canterbury)                                                    5.875   04/01/2019      101,148
         10,000  Lancaster County, VA IDA (Rappahannock Westminster
                 Canterbury)                                                    6.000   04/01/2032        9,941
      1,000,000  Lewistown, VA Commerce Center Community Devel. Authority       6.050   03/01/2027      580,040
         20,000  Lexington, VA IDA (Carilion Stonewall Jackson Hospital)        6.875   07/01/2020       20,033
         35,000  Lexington, VA IDA (Stonewall Jackson Hospital)                 7.000   07/01/2030       35,026
         65,000  Loudoun County, VA IDA (Dulles Airport Marriott Hotel)         7.125   09/01/2015       64,366

               1 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
     Amount                                                               Coupon       Maturity       Value
---------------                                                           -------     ----------  -------------
$        10,000  Lynchburg, VA IDA (Lynchburg College)                      5.250%    09/01/2028  $     10,052
      1,500,000  Manassas Park, VA Economic Devel. Authority                6.000     07/15/2035     1,608,045
         10,000  Manassas, VA GO                                            6.000     05/01/2014        10,162
        100,000  New Port, VA CDA                                           5.600     09/01/2036        56,504
         30,000  Norfolk, VA Airport Authority (Air Cargo)                  6.250     01/01/2030        25,529
        300,000  Norfolk, VA EDA, Series A                                  6.000     11/01/2036       215,052
         10,000  Norfolk, VA GO                                             5.750     06/01/2017        10,029
        815,000  Norfolk, VA Redevel. & Hsg. Authority (First
                 Mtg.-Retirement Community)                                 6.125     01/01/2035       746,361
        110,000  Norfolk, VA Water                                          5.125     11/01/2023       110,377
         50,000  Norfolk, VA Water                                          5.125     11/01/2028        50,069
         25,000  Norfolk, VA Water                                          5.375     11/01/2023        25,080
         25,000  Norfolk, VA Water                                          5.875     11/01/2020        25,100
         30,000  Norfolk, VA Water                                          5.900     11/01/2025        30,119
        220,000  Peninsula, VA Ports Authority (The Brinks Company)         6.000     04/01/2033       224,983
        250,000  Peninsula, VA Ports Authority Residential Care Facility
                 (Virginia Baptist Homes)                                   5.375     12/01/2026       169,255
      1,500,000  Peninsula, VA Town Center Community Devel. Authority
                 Special Obligation                                         6.350     09/01/2028     1,450,500
      3,100,000  Peninsula, VA Town Center Community Devel. Authority
                 Special Obligation                                         6.450     09/01/2037     2,901,166
         75,000  Prince William County, VA IDA (Melrose Apartments)         5.400     01/01/2029        62,720
         30,000  Prince William County, VA IDA (Prince William Hospital)    5.250     04/01/2019        30,046
         10,000  Prince William County, VA IDA (Prince William Hospital)    5.250     04/01/2019        10,015
         70,000  Prince William County, VA IDA (Westminster Presbyterian
                 Retirement Community)                                      5.125     01/01/2026        42,774
      1,705,000  Prince William County, VA Multifamily Hsg. Pass-Through
                 Certificates (Woodward Gables)                             5.600     11/01/2034     1,700,073
          5,000  Richmond, VA Metropolitan Authority (Expressway)           5.400     01/15/2013         5,065
         50,000  Roanoke, VA IDA (Virginia Lutheran Homes)                  6.000     12/01/2032        50,077
      1,100,000  Stafford County & Staunton, VA IDA (Virginia Municipal
                 League/Mt. Rogers)                                         6.500     08/01/2028     1,094,401
      1,000,000  Stafford County & Staunton, VA IDA (Virginia Municipal
                 League/Mt. Rogers)                                         6.500     08/01/2038       959,710
          5,000  Suffolk, VA IDA (Hotel & Conference Center)                5.125     10/01/2035         5,418
      3,110,000  Suffolk, VA IDA (Lake Prince Center)                       5.150     09/01/2024     3,069,943
        330,000  Suffolk, VA IDA (Lake Prince Center)                       5.300     09/01/2031       311,134
        410,000  Suffolk, VA Redevel. & Hsg. Authority (Hope Village
                 Apartments)                                                5.600     02/01/2033       416,913
      1,200,000  VA Celebrate South CDA Special Assessment                  6.250     03/01/2037       778,536
      1,785,000  VA College Building Authority (Regent University)          5.000     06/01/2026     1,800,405
      1,900,000  VA College Building Authority (Regent University)          5.000     06/01/2029     1,860,993
        390,000  VA College Building Authority Educational Facilities
                 (Regent University)                                        5.000     06/01/2036       373,546
        218,000  VA Gateway Community Devel. Authority                      6.375     03/01/2030       221,056
        100,000  VA H2O Community Devel. Authority                          5.200     09/01/2037        57,854
        100,000  VA Hsg. Devel. Authority (Rental Hsg.)                     5.000     07/01/2016       100,170
         45,000  VA Hsg. Devel. Authority (Rental Hsg.)                     5.200     04/01/2020        45,081
      2,940,000  VA Hsg. Devel. Authority, Series E                         6.250     07/01/2031     3,235,970

                2 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

   Principal
    Amount                                                                   Coupon       Maturity       Value
---------------                                                             --------     ----------   -----------
$     1,150,000  VA Hsg. Devel. Authority, Series E                            6.375%    01/01/2036   $ 1,256,180
        440,000  VA Multifamily Hsg. (The Broad Point/American
                 International Group)                                          5.950(2)  11/01/2033       434,320
        245,000  VA Resources Authority Sewer System (Hopewell Regional
                 Wastewater)                                                   5.750     10/01/2021       245,539
      1,500,000  VA Small Business Financing Authority (Hampton Roads
                 Proton)                                                       9.000     07/01/2039     1,585,260
        250,000  VA Small Business Financing Authority (Roanoke College)       5.500     04/01/2033       266,968
        250,000  VA Small Business Financing Authority (Roanoke College)       5.750     04/01/2041       268,560
     11,320,000  VA Tobacco Settlement Authority                               5.000     06/01/2047     7,032,437
     22,000,000  VA Tobacco Settlement Authority                               5.770(3)  06/01/2047       352,880
     73,000,000  VA Tobacco Settlement Authority                              10.873(3)  06/01/2047     1,403,060
        560,000  Washington County, VA IDA (Mountain States Health
                 Alliance)                                                     7.250     07/01/2019       634,211
        485,000  Washington County, VA IDA (Mountain States Health
                 Alliance)                                                     7.500     07/01/2029       561,945
        250,000  Washington County, VA IDA (Mountain States Health
                 Alliance)                                                     7.750     07/01/2038       286,940
      3,325,000  Watkins Centre, VA Community Devel. Authority                 5.400     03/01/2020     3,375,939
      2,646,000  White Oaks, VA Village Shops Community Devel. Authority
                 Special Assessment                                            5.300     03/01/2017     2,761,075
                                                                                                       ----------
                                                                                                       63,938,284
District of Columbia--13.3%
        150,000  Metropolitan Washington D.C. Airport Authority                5.375     10/01/2029       160,487
      1,500,000  Metropolitan Washington D.C. Airport Authority (Dulles
                 Toll Road)                                                    1.426(3)  10/01/2041     1,297,845
      5,000,000  Metropolitan Washington D.C. Airport Authority (Dulles
                 Toll Road)                                                    7.170(3)  10/01/2040       943,400
      5,000,000  Metropolitan Washington D.C. Airport Authority (Dulles
                 Toll Road)                                                    7.910(3)  10/01/2040       889,700
      5,000,000  Metropolitan Washington D.C. Airport Authority (Dulles
                 Toll Road-Metrorail)                                          0.000(4)  10/01/2044     3,506,200
      9,000,000  Metropolitan Washington D.C. Airport Authority, Series A(1)   5.000     10/01/2035     9,114,390
         80,000  Metropolitan Washington D.C. Airport Authority, Series A      5.000     10/01/2035        81,017
                                                                                                       ----------
                                                                                                       15,993,039
U.S. Possessions--46.4%
        200,000  Guam GO                                                       6.750     11/15/2029       208,332
        400,000  Guam GO                                                       7.000     11/15/2039       416,504
      1,000,000  Guam Government Waterworks Authority & Wastewater System      5.625     07/01/2040       961,610
         35,000  Guam Hsg. Corp. (Single Family Mtg.)                          5.750     09/01/2031        39,608
        860,000  Northern Mariana Islands Commonwealth, Series A               5.000     06/01/2017       795,371
      2,120,000  Northern Mariana Islands Commonwealth, Series A               5.000     06/01/2030     1,639,142
        250,000  Puerto Rico Aqueduct & Sewer Authority                        6.000     07/01/2038       263,663
      1,600,000  Puerto Rico Aqueduct & Sewer Authority                        6.000     07/01/2044     1,683,824
        450,000  Puerto Rico Aqueduct & Sewer Authority                        6.125     07/01/2024       509,423
        325,000  Puerto Rico Children's Trust Fund (TASC)                      5.375     05/15/2033       306,472
         95,000  Puerto Rico Children's Trust Fund (TASC)                      5.500     05/15/2039        80,309
      1,920,000  Puerto Rico Children's Trust Fund (TASC)                      5.625     05/15/2043     1,636,416

               3 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
   Amount                                                                  Coupon       Maturity      Value
------------                                                             ---------     ----------  -----------
$ 25,800,000  Puerto Rico Children's Trust Fund (TASC)                       6.417%(3) 05/15/2050  $ 1,461,312
     500,000  Puerto Rico Commonwealth GO                                    5.750     07/01/2036      527,895
   1,000,000  Puerto Rico Commonwealth GO                                    6.000     07/01/2029    1,060,730
   1,000,000  Puerto Rico Commonwealth GO                                    6.000     07/01/2039    1,062,890
   2,600,000  Puerto Rico Commonwealth GO                                    6.500     07/01/2037    2,876,588
     350,000  Puerto Rico Electric Power Authority, Series AAA               5.250     07/01/2027      372,316
     580,000  Puerto Rico Electric Power Authority, Series AAA               5.250     07/01/2028      613,182
     200,000  Puerto Rico Electric Power Authority, Series AAA               5.250     07/01/2029      210,718
     210,000  Puerto Rico Electric Power Authority, Series AAA               5.250     07/01/2030      218,990
     225,000  Puerto Rico Electric Power Authority, Series AAA               5.250     07/01/2031      233,672
      35,000  Puerto Rico HFC                                                5.100     12/01/2018       35,243
   1,000,000  Puerto Rico Highway & Transportation Authority                 5.250     07/01/2030    1,052,880
     250,000  Puerto Rico Highway & Transportation Authority                 5.300     07/01/2035      255,403
     200,000  Puerto Rico Highway & Transportation Authority                 5.500     07/01/2023      220,548
     150,000  Puerto Rico Infrastructure                                     5.000     07/01/2046      147,194
     500,000  Puerto Rico Infrastructure                                     6.000     12/15/2026      560,720
     310,000  Puerto Rico Infrastructure                                     6.800(3)  07/01/2029      107,728
   1,000,000  Puerto Rico Infrastructure                                     7.000(3)  07/01/2033      248,400
     500,000  Puerto Rico Infrastructure                                     7.000(3)  07/01/2035      106,895
   3,110,000  Puerto Rico Infrastructure                                     7.002(3)  07/01/2032      838,736
     820,000  Puerto Rico Infrastructure                                     7.050(3)  07/01/2042      105,436
   5,600,000  Puerto Rico Infrastructure                                     7.391(3)  07/01/2030    1,784,608
      60,000  Puerto Rico Infrastructure (Mepsi Campus)                      5.600     10/01/2014       61,343
   1,825,000  Puerto Rico Infrastructure (Mepsi Campus)                      6.250     10/01/2024    1,839,217
     905,000  Puerto Rico Infrastructure (Mepsi Campus)                      6.500     10/01/2037      901,516
   4,535,000  Puerto Rico Infrastructure Financing Authority                 6.800(3)  07/01/2031    1,330,660
     745,000  Puerto Rico ITEMECF (Ana G. Mendez University)                 5.000     03/01/2036      656,561
     145,000  Puerto Rico ITEMECF (Ana G. Mendez University)                 5.375     02/01/2019      145,073
     250,000  Puerto Rico ITEMECF (Ana G. Mendez University)                 5.375     02/01/2029      238,825
     750,000  Puerto Rico ITEMECF (Cogeneration Facilities)                  6.625     06/01/2026      750,015
   1,645,000  Puerto Rico ITEMECF (Hospital Auxilio Mutuo)                   6.000     07/01/2033    1,783,114
     450,000  Puerto Rico ITEMECF (University of the Sacred Heart)           5.250     09/01/2031      450,023
      25,000  Puerto Rico ITEMECF (University Plaza)                         5.000     07/01/2021       25,112
     105,000  Puerto Rico Port Authority (American Airlines), Series A(5)    6.250     06/01/2026       22,083
   1,000,000  Puerto Rico Public Buildings Authority                         5.625     07/01/2039    1,037,750
   1,345,000  Puerto Rico Public Buildings Authority                         6.000     07/01/2041    1,447,328
     250,000  Puerto Rico Public Buildings Authority                         6.250     07/01/2031      292,255
   1,515,000  Puerto Rico Public Buildings Authority                         6.750     07/01/2036    1,717,131
   1,500,000  Puerto Rico Public Buildings Authority                         7.000     07/01/2021    1,674,780
     500,000  Puerto Rico Public Buildings Authority                         7.000     07/01/2025      546,140
     145,000  Puerto Rico Public Finance Corp., Series A                     5.750     08/01/2027      145,499
      65,000  Puerto Rico Public Finance Corp., Series A                     6.000     08/01/2015       65,108
      25,000  Puerto Rico Sales Tax Financing Corp., Series A                5.750     08/01/2037       27,333
  19,650,000  Puerto Rico Sales Tax Financing Corp., Series A                6.070(3)  08/01/2054    1,378,841
   5,000,000  Puerto Rico Sales Tax Financing Corp., Series A                6.100(3)  08/01/2044      690,650
     650,000  Puerto Rico Sales Tax Financing Corp., Series A                6.500     08/01/2044      748,742
  13,950,000  Puerto Rico Sales Tax Financing Corp., Series A                7.287(3)  08/01/2056      853,740
   1,000,000  Puerto Rico Sales Tax Financing Corp., Series B                6.000     08/01/2026    1,104,230

               4 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

  Principal
   Amount                                                              Coupon       Maturity       Value
------------                                                           -------     ----------  ------------
$    250,000  Puerto Rico Sales Tax Financing Corp., Series C            0.000%(4) 08/01/2032  $    236,148
   8,000,000  Puerto Rico Sales Tax Financing Corp., Series C(1)         5.750     08/01/2057     8,716,240
     190,000  V.I. HFA, Series A                                         6.500     03/01/2025       190,118
     300,000  V.I. Public Finance Authority (Hovensa Refinery)           4.700     07/01/2022       247,617
     900,000  V.I. Public Finance Authority (Hovensa Refinery)           5.875     07/01/2022       825,885
     620,000  V.I. Public Finance Authority (Hovensa Refinery)           6.125     07/01/2022       580,339
     500,000  V.I. Public Finance Authority (Matching Fund Loan Note)    5.250     10/01/2029       514,625
     685,000  V.I. Public Finance Authority, Series A                    6.375     10/01/2019       686,671
   1,250,000  V.I. Water & Power Authority, Series A                     5.000     07/01/2031     1,258,648
                                                                                               ------------
                                                                                                 55,832,118

Total Investments, at Value (Cost $134,349,148)-112.8%                                          135,763,441
Liabilities in Excess of Other Assets-(12.8)                                                    (15,406,825)
                                                                                               ------------
Net Assets-100.0%                                                                              $120,356,616
                                                                                               ============

Footnotes to Statement of Investments

* December 30, 2011 represents the last day of the Fund's quarterly period. See accompanying Notes.

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3.   Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 30, 2011 based on valuation input level:

                                                                          LEVEL 3--
                                    LEVEL 1--           LEVEL 2--        SIGNIFICANT
                                UNADJUSTED QUOTED   OTHER SIGNIFICANT   UNOBSERVABLE
                                     PRICES         OBSERVABLE INPUTS      INPUTS          VALUE
                               ------------------  ------------------  --------------  -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Municipal Bonds and Notes
   Virginia                    $               --  $       63,938,284  $           --  $  63,938,284
   District of Columbia                        --          15,993,039              --     15,993,039
   U.S. Possessions                            --          55,832,118              --     55,832,118
                               ------------------  ------------------  --------------  -------------
Total Assets                   $               --  $      135,763,441  $           --  $ 135,763,441
                               ------------------  ------------------  --------------  -------------

               5 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE BELOW:

CDA         Communities Devel. Authority
EDA         Economic Devel. Authority
GO          General Obligation
HFA         Housing Finance Agency
HFC         Housing Finance Corp.
IAHSC       Ionava Alexandria Health Services Corp.
IDA         Industrial Devel. Agency
IHS         Inova Health System
IHSS        Inova Health System Services
ITEMECF     Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHC         Loudoun Healthcare
ROLs        Residual Option Longs
TASC        Tobacco Settlement Asset-Backed Bonds
V.I.        United States Virgin Islands

NOTES TO STATEMENT OF INVESTMENTS

QUARTERLY PERIOD. Since December 30, 2011 represents the last day during the Fund's quarterly period on which the New York Stock Exchange was open for trading, the Fund's financial statements have been presented through that date to maintain consistency with the Fund's net asset value calculations used for shareholder transactions.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

                6 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. These securities entail leverage, and their interest rate varies inversely at a multiple of the change in short-term interest rates. As short term interest rates rise, inverse floating rate securities produce less current income. The value of such securities is also more volatile than comparable fixed rate securities.

An inverse floating rate security is created as part of a financial transaction referred to as a "tender option bond" transaction. In most cases, in a tender option bond transaction the Fund purchases and subsequently transfers a fixed rate municipal bond (the "underlying municipal bond") to a broker dealer (the "sponsor"). The sponsor creates a trust (the "Trust") into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an "inverse floating rate security") to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the "purchase price") periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust's administrative expenses and accrued interest to holders of the short term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying bond paid to the Fund is inversely related the rate of interest on the short term floating rate securities.

                7 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short term floating rate securities to facilitate the Fund's acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short term floating rate securities. Through the exercise of either of these rights, the Fund can terminate or "collapse" the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short term floating rate securities to the Fund's investment exposure to the underlying municipal bond.

The Fund's investments in inverse floating rate securities involve certain risks. The value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate municipal bond having a similar credit quality and maturity, and should be expected to be more volatile than a direct investment in the related underlying municipal bond because of the effect of leverage provided by the related short term floating rate securities. An inverse floating rate security can be expected to underperform fixed rate municipal bonds when the difference between long term and short term interest rates is decreasing (or is already small) or when long term interest rates are rising, but can be expected to outperform fixed rate municipal bonds when the difference between long term and short term interest rates is increasing (or is already large) or when long term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or "collapse" of a Trust upon the occurrence of certain adverse events, usually referred to as "mandatory tender events" or "tender option termination events." These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security generally receiving the proceeds of such sale only after the holders of the short term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the occurrence of a "mandatory tender event." In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement may effectively make the Fund liable for the amount of the difference between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund's potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund's investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 30, 2011, the Fund's maximum exposure under such agreements is estimated at $18,260,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by purchasing and subsequently transferring an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not

                8 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports, while interest payable on the related short term floating rate securities is recorded as interest expense. At December 30, 2011, municipal bond holdings with a value of $29,774,098 shown on the Fund's Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $18,260,000 in short-term floating rate securities issued and outstanding at that date.

At December 30, 2011, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

  PRINCIPAL                                                                COUPON         MATURITY
   AMOUNT                       INVERSE FLOATER(1)                         RATE(2)           DATE          VALUE
------------  -------------------------------------------------------  -------------   -------------  ------------
$  5,515,000  Fairfax County, VA IDA ROLs(3)                                   8.831%        5/15/35  $  6,433,468
   2,250,000  Metropolitan Washington D.C. Airport Authority ROLs(3)          15.136         10/1/35     2,364,390
   2,000,000  Puerto Rico Sales Tax Financing Corp. ROLs(3)                   17.900          8/1/57     2,716,240
                                                                                                      ------------
                                                                                                      $ 11,514,098
                                                                                                      ============

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund's Statement of Operations in the annual and semiannual reports.

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short term floating rate securities that are related to the inverse floating rate securities from time to time held by the Fund to the total assets of the Fund. The Fund's exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $18,260,000 as of December 30, 2011.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 30, 2011 is as follows:

Cost                                       $75,773
Market Value                               $22,083
Market Value as a % of Net Assets             0.02%

CONCENTRATION RISK. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

                9 | Oppenheimer Rochester Virginia Municipal Fund

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND
STATEMENT OF INVESTMENTS December 30, 2011* (Unaudited)

Federal tax cost of securities      $  116,111,673(1)
                                    ==============
Gross unrealized appreciation       $    8,441,728
Gross unrealized depreciation           (7,027,435)
                                    --------------
Net unrealized appreciation         $    1,414,293
                                    ==============

1. The Federal tax cost of securities does not include cost of $18,237,475, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

               10 | Oppenheimer Rochester Virginia Municipal Fund

ITEM  2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Virginia Municipal Fund

By:  /s/ William F. Glavin, Jr.
     ---------------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ William F. Glavin, Jr.
     ---------------------------------
     William F. Glavin, Jr.
     Principal Executive Officer

Date: 2/9/2012

By:  /s/ Brian W. Wixted
     ---------------------------------
     Brian W. Wixted
     Principal Financial Officer

Date: 2/9/2012